EXHIBIT 99.2

Goldman Sachs                      GSA_04_09


Stats
Count: 1659
Schedule Balance:  $413,370,963.18
AverageSched Bal:  $249,168.75
GrossWAC: 6.666
NetWAC: 6.159
OTERM: 360
RTERM: 358
ATERM: 0
AGE: 2
1ST CAP: 1.50
Periodic CAP: 1.50
MAXRATE: 13.67
MINRATE: 5.45
MTR: 23.45
MARGIN: 5.45
OLTV: 82.11
COLTV: 94.43
FICO: 670.582


Current Rate              Percent
---------------------------------
4.001 - 4.500               0.07
4.501 - 5.000               1.44
5.001 - 5.500               3.43
5.501 - 6.000               6.28
6.001 - 6.500              33.88
6.501 - 7.000              32.86
7.001 - 7.500              12.33
7.501 - 8.000               7.06
8.001 - 8.500               1.90
8.501 - 9.000               0.48
9.001 - 9.500               0.21
9.501 - 10.000              0.05
---------------------------------
Total:                    100.00


Scheduled Balance         Percent
---------------------------------
50,000.01 - 100,000.00      1.74
100,000.01 - 150,000.00     8.58
150,000.01 - 200,000.00    12.24
200,000.01 - 250,000.00    14.48
250,000.01 - 275,000.00     7.69
275,000.01 - 350,000.00    23.58
350,000.01 - 400,000.00    14.20
400,000.01 - 450,000.00     7.25
450,000.01 - 500,000.00     4.16
500,000.01 - 550,000.00     1.66
550,000.01 - 600,000.00     1.71
600,000.01 - 750,000.00     2.72
---------------------------------
Total:                    100.00


Original Term             Percent
---------------------------------
360                       100.00
---------------------------------
Total:                    100.00


RemTerm                   Percent
---------------------------------
356.000                     1.55
357.000                    17.63
358.000                    44.00
359.000                    36.82
---------------------------------
Total:                    100.00


Am WAM                    Percent
---------------------------------
0 - 59                    100.00
---------------------------------
Total:                    100.00


Age                       Percent
---------------------------------
1                          36.82
2                          44.00
3                          17.63
4                           1.55
---------------------------------
Total:                    100.00


States                    Percent
---------------------------------
CA                         58.34
WA                          3.66
CO                          3.35
AZ                          2.64
FL                          3.01
NV                          3.22
MA                          3.15
NY                          3.49
MN                          1.78
OR                          1.37
Other                      15.99
---------------------------------
Total:                    100.00


Original LTV              Percent
---------------------------------
0.001 - 50.000              0.26
50.001 - 60.000             0.85
60.001 - 70.000             2.66
70.001 - 75.000             1.85
75.001 - 80.000            66.02
80.001 - 85.000             6.03
85.001 - 90.000            12.81
90.001 - 95.000             9.53
---------------------------------
Total:                    100.00


Combined LTV              Percent
---------------------------------
0.001 - 50.000              0.26
50.001 - 60.000             0.73
60.001 - 70.000             2.53
70.001 - 75.000             1.54
75.001 - 80.000             5.59
80.001 - 85.000             4.65
85.001 - 90.000            13.16
90.001 - 95.000            11.12
95.001 - 100.000           60.28
100.001 >=                  0.16
---------------------------------
Total:                    100.00


FICO                      Percent
---------------------------------
580.000 - 619.999           9.35
620.000 - 649.999          20.58
650.000 - 699.999          47.51
700.000 - 749.999          18.29
750.000 - 799.999           4.17
800.000 - 819.999           0.10
---------------------------------
Total:                    100.00


PMI                       Percent
---------------------------------
OLTV <= 80 - NO MI         71.64
OLTV > 80 - NO MI          28.36
---------------------------------
Total:                    100.00


Occupancy Code            Percent
---------------------------------
NON OWNER                   0.13
OWNER OCCUPIED             98.82
SECOND HOME                 1.05
---------------------------------
Total:                    100.00


Property Type             Percent
---------------------------------
2-4 FAMILY                  6.52
CONDO                       9.85
MANUFACTURED HOUSING        0.03
PUD ATTACHED                2.67
PUD DETACHED               11.41
SINGLE FAMILY              69.53
---------------------------------
Total:                    100.00


Purpose                   Percent
---------------------------------
CASHOUT REFI               26.13
PURCHASE                   70.00
RATE/TERM REFI              3.87
---------------------------------
Total:                    100.00


Documentation Type        Percent
---------------------------------
FULL DOC                   31.52
LIMITED DOC                 2.59
STATED DOC - VOA           65.89
---------------------------------
Total:                    100.00


Interest Only             Percent
---------------------------------
Y                         100.00
---------------------------------
Total:                    100.00


Interest Only Term        Percent
---------------------------------
24.000                     89.22
36.000                     10.78
---------------------------------
Total:                    100.00


Silent                    Percent
---------------------------------
N                          37.42
Y                          62.58
---------------------------------
Total:                    100.00


Prepay Flag               Percent
---------------------------------
N                          16.16
Y                          83.84
---------------------------------
Total:                    100.00


Prepay Term               Percent
---------------------------------
 0.000                     16.16
12.000                      3.19
24.000                     72.17
36.000                      8.48
---------------------------------
Total:                    100.00


DTI                       Percent
---------------------------------
10.001 - 20.000             0.84
20.001 - 30.000             7.58
30.001 - 40.000            27.27
40.001 - 50.000            64.11
50.001 - 60.000             0.19
---------------------------------
Total:                    100.00


Conforming                Percent
---------------------------------
CONFORMING                 64.99
NON CONFORMING             35.01
---------------------------------
Total:                    100.00


Arm Index                 Percent
---------------------------------
6 MONTH LIBOR             100.00
---------------------------------
Total:                    100.00


Margins                   Percent
---------------------------------
<= 1.000                    0.06
1.001 - 1.500               0.09
2.501 - 3.000               0.07
3.001 - 3.500               0.04
3.501 - 4.000               0.19
4.001 - 4.500               0.23
4.501 - 5.000               0.16
5.001 - 5.500              42.66
5.501 - 6.000              56.09
6.001 - 6.500               0.03
6.501 - 7.000               0.39
---------------------------------
Total:                    100.00


First Adjustment Cap      Percent
---------------------------------
1.500                     100.00
---------------------------------
Total:                    100.00


Periodic Cap              Percent
---------------------------------
1.500                     100.00
---------------------------------
Total:                    100.00


Max Rate                  Percent
---------------------------------
11.001 - 11.500             0.07
11.501 - 12.000             1.44
12.001 - 12.500             3.43
12.501 - 13.000             6.28
13.001 - 13.500            33.84
13.501 - 14.000            32.90
14.001 - 14.500            12.33
14.501 - 15.000             7.06
15.001 >=                   2.64
---------------------------------
Total:                    100.00


Floor Rate                Percent
---------------------------------
<= 1.000                    0.06
1.001 - 1.500               0.09
2.501 - 3.000               0.07
3.001 - 3.500               0.04
3.501 - 4.000               0.19
4.001 - 4.500               0.23
4.501 - 5.000               0.16
5.001 - 5.500              42.66
5.501 - 6.000              56.09
6.001 - 6.500               0.03
6.501 - 7.000               0.39
---------------------------------
Total:                    100.00


Number of Units           Percent
---------------------------------
1                          93.48
2                           5.65
3                           0.35
4                           0.52
---------------------------------
Total:                    100.00


Product Type              Percent
---------------------------------
2 YEAR ARM                 89.22
3 YEAR ARM                 10.78
---------------------------------
Total:                    100.00


Employment Flag           Percent
---------------------------------
N                          77.37
Y                          22.63
---------------------------------
Total:                    100.00


Originator                Percent
---------------------------------
NEWCENTURY                100.00
---------------------------------
Total:                    100.00


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